Quarterly Reporting Package 6/15/2026 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 97 12,698,615 $15 $20,970,130 $25,298,092 ($4,327,961) 0.8 Ground Lease 20 2,773,724 $19 $6,787,827 $7,261,042 ($473,215) 0.9 Total 117 15,472,339 $15 $27,757,958 $32,559,134 ($4,801,176) 0.9 Rent Tier (B) # of Properties Square Feet 1 > $ 2.4 30 3,766,183 2 > $ 2 29 4,057,308 3 > $ 1.8 29 3,630,622 4 < $ 1.8 29 4,018,226 Total 117 15,472,339 (A) Reflects financial activity from February 1, 2026 through May 2, 2026 (Fiscal Q1 2026) (B) Reflects financial activity from May 4, 2025 through May 2, 2026 (TTM April 2026) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Fiscal Quarter Ended May 02, 2026(A) Fiscal Quarter Ended May 02, 2026(A) Page 1

Quarterly Reporting Package 6/15/2026 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $18.5 30 3,554,897 $24 15.6% 1.3 > $14.8 29 3,843,241 $17 13.4% 1.0 > $11.2 29 3,715,037 $13 10.5% 0.7 < $11.2 29 4,359,164 $9 1.6% 0.1 Total 117 15,472,339 $15 $27,757,958 11.6% (4,801,176) 0.9 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent >{1.0}x 48 5,437,280 $19 17.4% 1.6 <={1.0}x 69 10,035,059 $13 7.0% 0.4 Total 117 15,472,339 $15 $27,757,958 11.6% (4,801,176) 0.9 (A) Reflects financial activity from February 1, 2026 through May 2, 2026 (Fiscal Q1 2026) (B) Reflects financial activity from May 4, 2025 through May 2, 2026 (TTM April 2026) Fiscal Quarter Ended May 02, 2026(A) Fiscal Quarter Ended May 02, 2026(A) Page 2

Quarterly Reporting Package 6/15/2026 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 97 12,698,615 $69 $114,054,254 $99,610,247 $14,444,007 1.1 Ground Lease 20 2,773,724 $90 $39,465,426 $28,497,032 $10,968,394 1.4 Total 117 15,472,339 $72 $153,519,680 $128,107,279 $25,412,401 1.2 Rent Tier (A) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent 1 > $ 9.6 30 3,766,183 $105 $64,937,975 $45,720,853 1.4 2 > $ 7.8 29 4,095,169 $72 $42,006,066 $35,119,278 1.2 3 > $ 7 29 3,647,050 $66 $28,329,633 $26,637,655 1.1 4 < $ 7 29 3,963,937 $48 $18,246,006 $20,629,493 0.9 Total 117 15,472,339 $72 $153,519,680 $128,107,279 $25,412,401 1.2 (A) Reflects financial activity from February 1, 2026 through May 2, 2026 (Fiscal Q1 2026) (B) Reflects financial activity from May 4, 2025 through May 2, 2026 (TTM April 2026) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Trailing 12 Months(B) Trailing 12 Months(B) Page 3

Quarterly Reporting Package 6/15/2026 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $85.1 30 3,667,009 $113 16.8% 1.6 > $68.6 29 3,658,939 $77 15.0% 1.3 > $53.3 29 3,640,033 $62 12.0% 1.1 < $53.3 29 4,506,358 $44 7.3% 0.5 Total 117 15,472,339 $72 $153,519,680 13.7% $25,412,401 1.2 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {1.0}x 73 8,741,098 $86 15.2% 1.4 <= {1.0}x 44 6,731,241 $54 8.4% 0.6 Total 117 15,472,339 $72 $153,519,680 13.7% $25,412,401 1.2 (B) Reflects financial activity from May 4, 2025 through May 2, 2026 (TTM April 2026) (B) Stratifications consolidated due to insufficient store count Trailing 12 Months(A) Trailing 12 Months(A) Page 4

Quarterly Reporting Package Master Lease Guarantor Operating Performance Fiscal Quarter Ended May 02, 2026(A) Trailing 12 Months as of May 02, 2026(B) -1.2% -2.2% Yes N/A $1,707 N/A Fiscal Quarter Ended May 02, 2026(A) Trailing 12 Months as of May 02, 2026(B) 198 198 447 447 79.2 79.2 (A) Reflects financial activity from February 1, 2026 through May 2, 2026 (Fiscal Q1 2026) (B) Reflects financial activity from May 4, 2025 through May 2, 2026 (TTM April 2026) (C) Per Consolidated Financial Statements of Penney Intermediate Holdings LLC as of May 2, 2026 End of period number of stores - space leased Gross square footage of stores (in millions) Key Financial and Performance Metrics Comparable store sales percent increase/(decrease) for Master Lease Properties(B) Liquid assets covenant compliance (as defined in the Master Leases) Tangible net worth (as defined in the Master Leases - in millions)( B) Key Portfolio Metrics End of period number of stores - fee owned and ground leased Page 5